UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 29, 2022

Date of Report (date of earliest event reported)

Lulu’s Fashion Lounge Holdings, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-41059	20-8442468
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

195 Humboldt Avenue

Chico, California 95928

(Address of Principal Executive Offices) (Zip Code)

(530) 343-3545

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	LVLU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

On March 31, 2022, Lulu’s Fashion Lounge Holdings, Inc. (the “Company”) issued a press release containing the Company’s financial results for the three and twelve months ended January 2, 2022. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

The information contained or incorporated in this Item 2.02 of this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) is being furnished, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Resignation

On March 29, 2022, Thomas Belatti tendered his resignation as a Class I director of the Board of Directors (the “Board”) of the Company, effective on March 30, 2022 (the “Effective Date”). Mr. Belatti was initially appointed to the Board as a designee of H.I.G. Growth Partners – Lulu’s, L.P. (“H.I.G.”) pursuant to the terms of the Stockholders Agreement dated as of November 10, 2021 (the “Stockholders Agreement”) between the Company, H.I.G., Institutional Venture Partners XV, L.P. (“IVP XV”), Institutional Venture Partners XV Executive Fund, L.P. (“IVP XV Executive Fund”), Institutional Venture Partners XVI, L.P. (“IVP XVI,” and together with IVP XV and IVP XV Executive Fund, the “IVP Holdcos”) and Canada Pension Plan Investment Board (“CPPIB”).

Director Appointment

On March 30, 2022, the Board appointed Kira Yugay as a Class I director of the Company, effective as of the Effective Date. Ms. Yugay is a Principal at H.I.G. Capital and was appointed to the Board as a designee of H.I.G. pursuant to the Stockholders Agreement and to fill the vacancy created by Mr. Belatti’s resignation.

Ms. Yugay has entered into the Company’s standard indemnification agreement for directors and officers.

Item 7.01.	Regulation FD Disclosure.

On March 31, 2022, the Company issued a press release announcing Ms. Yugay’s election to the Board, which is filed as Exhibit 99.2 to this Current Report on Form 8-K.

The information contained or incorporated in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.2 attached hereto) is being furnished, and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

The Board has established Tuesday, June 14, 2022 as the date of the Company’s 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”). The 2022 Annual Meeting will be held virtually by means of remote communication. The details of the virtual 2022 Annual Meeting, including how stockholders can log into the virtual meeting, vote and submit questions, will be specified in the forthcoming proxy statement related to the 2022 Annual Meeting (the “Proxy Statement”).

Any stockholder seeking to bring business before the 2022 Annual Meeting or to nominate a director must provide timely notice, as set forth in the Company’s Amended and Restated Bylaws (the “Bylaws”). Specifically, written notice of any proposed business or nomination must be received at the Company’s principal executive offices no later than the end of the day on April 10, 2022 (which is the tenth day following this public announcement of the date of the 2022 Annual Meeting). Any notice of proposed business or nomination must comply with the specific requirements set forth in the Company’s Bylaws.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press release issued by Lulu’s Fashion Lounge Holdings, Inc. on March 31, 2022.

99.2	Press release issued by Lulu’s Fashion Lounge Holdings, Inc. on March 31, 2022.

104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lulu’s Fashion Lounge Holdings, Inc.

Date: March 31, 2022	By:	/s/ David McCreight
David McCreight
Chief Executive Officer